[GRAPHIC]
PROSPECTUS
NOVEMBER 1, 2005

MORGAN KEEGAN SELECT FUND, INC.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND
A BOND FUND FOR INVESTORS WHO SEEK A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND
A BOND FUND FOR INVESTORS WHO SEEK TO EARN A HIGH LEVEL OF INCOME PRIMARILY FROM INTERMEDIATE MATURITY, INVESTMENT GRADE BONDS.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND
A BOND FUND FOR INVESTORS WHO CAN ACCEPT HIGHER RISK AND SEEK TO EARN A HIGH LEVEL OF INCOME PRIMARILY FROM BELOW INVESTMENT GRADE BONDS.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds' shares described in this prospectus or determined whether this prospectus is complete or accurate. Any representation to the contrary is a criminal offense

                                       [Regions Morgan Keegan Select Funds Logo]



Each fund is a series of Morgan Keegan Select Fund, Inc.

                                Table of Contents
                                -----------------
                                                                            Page
                                                                            ----

Introduction...................................................................1
Regions Morgan Keegan Select Short Term Bond Fund..............................2
  Principal Objectives.........................................................2
  Principal Investment Strategies..............................................2
  Principal Risks..............................................................2
  Performance..................................................................4
  Fees and Expenses............................................................5
Regions Morgan Keegan Select Intermediate Bond Fund............................8
  Principal Objectives.........................................................8
  Principal Investment Strategies..............................................8
  Principal Risks..............................................................9
  Performance.................................................................10
  Fees and Expenses...........................................................11
Regions Morgan Keegan Select High Income Fund (CLOSED TO NEW INVESTORS).......13
  Principal Objectives........................................................13
  Principal Investment Strategies.............................................13
  Principal Risks.............................................................14
  Performance.................................................................15
  Fees and Expenses...........................................................17
How to Buy Shares.............................................................19
How to Redeem Shares..........................................................23
How to Exchange Shares........................................................24
Account Policies..............................................................25
Distribution of Fund Shares...................................................27
Management of the Funds.......................................................28
Other Information.............................................................30
  Privacy Policy Notice.......................................................30
  Proxy Voting Policies and Procedures........................................32
  Portfolio Holdings Information..............................................32
Tax Considerations............................................................33
Financial Highlights..........................................................34
For Additional Information............................................Back Cover


Shares of Morgan Keegan Select Fund, Inc., like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

INTRODUCTION

Morgan Keegan Select Fund, Inc. (the "Company") offers three bond funds to investors with varied investment objectives, from investors with short-term goals who wish to take little investment risk to those investors who have long-term goals and are willing to bear the risks of high-yield, below investment grade bonds for potentially greater rewards. Morgan Asset Management, Inc., an indirect, wholly owned subsidiary of Regions Financial Corporation and a registered investment adviser, is the investment adviser to the Company.

This prospectus describes the Class A, C and I Shares of Regions Morgan Keegan Select Short Term Bond Fund ("Short Term Bond Fund"), Regions Morgan Keegan
Select Intermediate Bond Fund ("Intermediate Bond Fund") and Regions Morgan Keegan Select High Income Fund ("High Income Fund"). Each fund has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this prospectus carefully before investing and keep it for your future reference.

                              SHORT TERM BOND FUND

PRINCIPAL OBJECTIVES

The fund seeks a high level of current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Regions  Morgan  Keegan  Select  Short Term Bond Fund  ("Short  Term Bond Fund")
invests primarily in issues rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") (for example, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by Standard & Poor's) or unrated issues deemed by Morgan Asset Management, Inc., the fund's investment adviser ("Adviser"), to be of comparable quality. If a security's rating is reduced below the required minimum after the fund has purchased it, the fund is not required to sell the security, but may consider doing so. The types of securities that the fund may purchase include bonds of U.S. corporate and governmental issuers, U.S. dollar-denominated bonds of foreign issuers, mortgage-backed and other asset-backed securities, and preferred stock. The fund may also invest in collateralized mortgage obligations, repurchase agreements, adjustable rate securities and payable in-kind bonds. Under normal market conditions, at least 80% of the fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in bonds or other debt obligations. The fund may also invest in securities rated below investment grade, commonly known as junk bonds (for example, below Baa or BBB), but does not expect such investments to exceed 10% of the fund's net assets. The fund will normally maintain a dollar-weighted average portfolio maturity of three years or less, but may purchase individual securities with longer maturities.

By limiting the maturity of its portfolio securities the fund seeks to moderate principal fluctuations. In addition, the fund's Adviser seeks to increase total return by actively managing portfolio maturity and security selection considering economic and market conditions. While maturity and credit quality are the most important investment factors, other factors considered by the Adviser when making investment decisions include current yield and yield to maturity and potential for capital gain.

In managing the fund's portfolio, the Adviser focuses on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser invests in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves - generally less than 10%) and to maintain a relatively stable average effective portfolio maturity.

Decisions to sell portfolio holdings are generally the result of changes in the Adviser's forecast of interest rate trends or other economic conditions, changes in the Adviser's assessment of the financial condition of a particular issuer, an industry or sector, for liquidity purposes, or to rebalance the portfolio.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's Shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the investment strategy of the fund.

The  fund  invests  primarily  in  short-term   investment  grade   fixed-income
securities, which provide income and a level of protection of capital, but present less potential for capital appreciation than equity securities.

The fund's investment performance is subject to a variety of risks, such as:

     o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond prices typically decline if the issuer's credit quality deteriorates. The ability of the issuers of the securities held by the fund to meet their obligations might be affected by economic developments in a specific industry, state or region. Interest rate risk is the risk that interest rates will rise and the prices of bonds will fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer term bond when interest rates rise. A broad-based market drop may also cause a bond's price to fall.

     o SELECTION RISK. This means that the particular bonds that are selected for the fund may underperform the market or other funds with similar objectives.

     o INVESTMENT GRADE BOND RISK. Bonds that are rated in the top four credit categories by at least one NRSRO at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; ratings are no guarantee of quality. The credit quality of these bonds can decline which would normally cause the prices of these bonds to decline.

     o BELOW INVESTMENT GRADE BONDS RISK. These bonds, commonly known as junk bonds, involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its Shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider these bonds to be speculative in nature.

     o FOREIGN ISSUER RISK. The fund may invest in U.S. dollar-denominated debt instruments issued by foreign governments or corporations. Foreign investments involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the fund's performance to fluctuate more than if it held only U.S. securities.

     o ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK; PREPAYMENT RISK. There is the risk that the principal on asset- or mortgage-backed securities may be partially or fully prepaid at any time, which will reduce the yield and market value. During periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. The fund will be subject to reinvesting in securities with lower yields as a result.

PERFORMANCE

On February 18, 2005, the fund, which had no previous operations, merged with LEADER Short Term Bond Fund, a series of LEADER Mutual Funds, and assumed that portfolio's operating history and performance record. The performance included in the bar charts and tables below for the periods commencing on or before February 18, 2005 is that of the fund's predecessor, which commenced investment operations on January 5, 2001. The performance information shown reflects fees and expenses of the fund.

The bar charts below give some indication of the risks of an investment in the fund by showing changes in the performance of the fund's predecessor from year to year and by comparing that performance with a broad measure of market performance. The tables below show the average annual total returns of the fund's predecessor for the past one year through December 31, 2004 and since inception and compares that performance to the returns of a broad-based index. The fund's adviser, Morgan Asset Management, Inc., advised the predecessor fund from July 1, 2004 until the February 18, 2005 merger and continues to do so. An unrelated adviser managed the predecessor fund before July 1, 2004.

Both  the  bar  charts  and  tables   assume   reinvestment   of  dividends  and
distributions and do not reflect payment of any sales charges. If sales charges were reflected, the returns would be less than those shown.

Past performance (before and after taxes) is not an indication of future results.

ANNUAL TOTAL RETURNS
(CALENDAR YEARS 2002-2004)

The following bar chart illustrates the annual total returns for Class A Shares of the fund and its predecessor. The returns for Class I Shares of the fund differ from the Class A Shares shown in the bar chart to the extent their respective expenses and consequently their total returns differ. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

        PERFORMANCE BAR CHART
        YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
        FOR CLASS A SHARES

        [OBJECT OMITTED]

        2002            2003            2004
        5.14%           5.08%           1.14%


                                 CALENDAR YEAR

Year-to-date performance as of September 30, 2005:    1.83%

Class A Shares highest quarterly return during
years shown:                                          3.10% December 31, 2002
Class A Shares lowest quarterly return during years
shown:                                                (1.88%)  June 30, 2004

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below shows how the average annual total returns (adjusted to reflect maximum applicable sales charges) for the predecessor fund's Shares (before and after taxes) compared to those of the Lehman Brothers 1 - 3 year Government/Credit Index. The Lehman Brothers 1 - 3 year Government/Credit Index is an index composed of all bonds of investment grade with a maturity between one and three years. The table also shows the predecessor fund's Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                                                     INCEPTION
                                                          1 YEAR     (1/5/2001)
 -------------------------------------------------------------------------------
 Class A Shares Return Before Taxes                       (0.40%)      3.61%
 (with 1.50% sales charge)
 Class A Shares Return After Taxes on Distributions       (1.44%)      2.24%
 Class A Shares  Return  After Taxes on  Distributions
 and Sales of Fund Shares                                 (0.27%)      2.25%

 Class C Shares Return Before Taxes                        N/A(1)     N/A(1)
 (with applicable Contingent Deferred Sales Charge
 ("CDSC"))
 Class I Shares Return Before Taxes                        1.44%       4.26%
 Lehman Brothers 1 - 3 Year Government/Credit Index(2)     1.30%        N/A


(1) Class C Shares will commence investment operations on November 1, 2005 and therefore do not have historical return information to report.

(2) Index returns do not reflect any deduction for fees, expenses or taxes.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE, CALL 800-564-2188. MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold Shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
(EXPENSES PAID DIRECTLY FROM YOUR INVESTMENT)      Class A    Class C   Class I
--------------------------------------------------------------------------------
Maximum sales charge (Load)                        1.50%(1)   None      None
     (as a percentage of offering price)
Maximum CDSC (Load)                                None(2)    1.00%     None
Maximum sales charge (Load) imposed on             None       None      None
 reinvested dividends and other distributions
Redemption fee (as a percentage of amount          None       None      None
 redeemed)
Exchange fee                                       None       None      None
Maximum Account fee                                None       None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)      Class A    Class C   Class I
--------------------------------------------------------------------------------
Investment advisory fee(3)                         0.35%      0.35%     0.35%
12b-1 distribution fee                             0.00%      0.20%     0.00%
12b-1 shareholder service fee                      0.25%      0.25%     0.00%
Other operating expenses(4)                        0.48%      0.48%     0.46%
                                                   -----------------------------
TOTAL ANNUAL OPERATING EXPENSES                    1.08%      1.28%     0.81%
                                                   =============================

(1) No sales charge is imposed for purchases of $1 million or more.
(2) On purchases of $1 million or more, a CDSC of 1.00% of the redemption amount may apply to Class A Shares redeemed within 12 months of the purchase.
(3) Effective September 1, 2005, the fund's investment advisory fee was reduced from 0.55% to 0.35%.
(4) The fund's other operating expenses are based upon operating expenses for the June 30, 2005 fiscal year. The fund's administrative services fee was terminated effective September 1, 2005.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the fund and then redeem all of your Shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                   Class A          Class C        Class I
                                 -------------------------------------------
1 YEAR Assuming redemption          $259             $231            $83
1 YEAR Assuming no redemption       $259             $131            $83
3 YEARS                             $489             $407            $260

5 YEARS                             $739             $705            $452

10 YEARS                           $1,455           $1,554          $1,008

                             INTERMEDIATE BOND FUND

PRINCIPAL OBJECTIVES

The fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The fund seeks capital growth as a secondary objective when consistent with the fund's primary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, Regions Morgan Keegan Select Intermediate Bond Fund ("Intermediate Bond Fund") seeks to achieve its objectives by investing at least 80% of its assets in debt securities. The fund invests primarily in investment grade, intermediate term maturity bonds (those bonds rated investment grade by at least one nationally recognized statistical rating organization ("NRSRO") with effective maturities of 1 to 10 years) that the Adviser believes offer attractive yield and capital appreciation potential. Investment grade securities purchased by the fund will be rated, at the time of investment, at least BBB by at least one NRSRO including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") or, if unrated, will be determined by the Adviser to be of comparable quality. If a security satisfies the fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the fund and its shareholders. The fund may invest in U.S. Government securities, corporate bonds, debentures, notes, preferred stock, mortgage-backed and asset-backed securities. Moreover, in addition to purchasing investment grade securities to fulfill its investment objectives, the fund may invest up to 35% of its assets in below investment grade bonds (commonly referred to as "junk bonds"), convertible securities and common stocks. The policy of the fund under normal circumstances is to keep the portfolio's average effective maturity between 3 and 10 years.

In managing the fund's portfolio, the Adviser focuses on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser invests in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves - generally less than 10%) and to maintain a relatively stable average effective portfolio maturity. The Adviser sells securities that it believes no longer offer potentially better yield or total return than other available securities.

For liquidity and flexibility, the fund may invest in investment grade, short-term securities. In unusual market conditions, the fund may invest more assets in these securities temporarily as a defensive tactic. To the extent the fund uses this strategy, it may not achieve its investment objectives.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's Shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the investment strategy of the fund.

The fund's investment performance is subject to a variety of risks, such as:

     o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond prices typically decline if the issuer's credit quality deteriorates. The ability of the issuers of the securities held by the fund to meet their obligations might be affected by economic developments in a specific industry, state or region. Interest rate risk is the risk that interest rates will rise and the prices of bonds will fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer term bond when interest rates rise. A broad-based market drop may also cause a bond's price to fall.

     o INTERMEDIATE TERM BOND RISK. Bonds (debt) that have average maturities generally ranging from 1 to 10 years normally offer higher yields but less price stability than short-term bonds and offer greater price stability but lower yields than long term bonds.

     o INVESTMENT GRADE BOND RISK. Bonds that are rated in the top four credit categories by at least one NRSRO at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; ratings are no guarantee of quality. The credit quality of these bonds can decline which would normally cause the prices of these bonds to decline.

     o BELOW INVESTMENT GRADE BOND RISK. These bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its Shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider these bonds to be speculative in nature.

     o ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK; PREPAYMENT RISK. There is the risk that the principal on asset- or mortgage-backed securities may be partially or fully prepaid at any time, which will reduce the yield and market value. During periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. The fund will be subject to reinvesting in securities with lower yields as a result.

     o SELECTION RISK. This means that the particular bonds that are selected for the fund may underperform the market or other funds with similar objectives.

PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by comparing the fund's performance with a broad measure of market performance.

Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the periods shown. The fund began investment operations on March 22, 1999.

Past performance (before and after taxes) is not an indication of future performance.

ANNUAL TOTAL RETURNS
(CALENDAR YEARS 2000-2004)

The following bar chart illustrates the annual total returns for the fund's Class A Shares. The returns for Class C and Class I Shares of the fund differ from the Class A Shares shown in the bar chart to the extent their respective expenses and consequently their total returns differ. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

        PERFORMANCE BAR CHART
        YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
        FOR CLASS A SHARES

        [OBJECT OMITTED]

        2000    2001    2002    2003    2004
        12.47%  11.82%  8.27%   6.33%   7.00%

                                 CALENDAR YEAR


Year-to-date performance as of September 30, 2005:    3.74%

Class A Shares highest quarterly return
during years shown:                                   4.44% March 31, 2001
Class A Shares lowest quarterly return
during years shown:                                   0.28% September 30, 2003

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below shows how the average annual total returns (adjusted to reflect maximum applicable sales charges) for the fund's Shares (before and after taxes) compare to those of the Lehman Brothers Intermediate Aggregate Index. The Lehman Brothers Intermediate Aggregate Index is a broad-based unmanaged index of intermediate U.S. investment grade fixed rate bonds, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. The table also shows the Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        SINCE
                                                           1 YEAR     INCEPTION
 -------------------------------------------------------------------------------
 Class A Shares Return Before Taxes                         4.86         7.82
 (with a 2.00% sales charge)
 Class A Shares Return After Taxes on Distributions         2.13         4.72
 Class A Shares  Return  After Taxes on  Distributions      3.11         4.76
 and Sales of Fund Shares
 Class C Shares Return Before Taxes                         5.56         7.81
      (with applicable CDSC)
 Class I Shares Return Before Taxes                         7.26         8.47
 Lehman Brothers Intermediate Aggregate Index(1)            3.74         6.36

(1) Index returns do not reflect any deduction for fees, expenses or taxes.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE, CALL 800-564-2188. MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold Shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
  (EXPENSES PAID DIRECTLY FROM YOUR INVESTMENT)   Class A     Class C    Class I
--------------------------------------------------------------------------------
Maximum sales charge (Load)                        2.00%(1)    None       None
  (as a percentage of offering price)
Maximum CDSC (Load)                                None(2)     1.00%      None
Maximum sales charge (Load) imposed on             None        None       None
  reinvested dividends and other
  distributions
Redemption fee (as a percentage of amount          None        None       None
  redeemed)
Exchange fee                                       None        None       None
Maximum Account fee                                None        None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)     Class A      Class C   Class I
--------------------------------------------------------------------------------
Investment advisory fee                            0.40%        0.40%     0.40%
12b-1 distribution fee                             0.00%        0.35%     0.00%
12b-1 shareholder service fee                      0.25%        0.25%     0.00%
Other expenses                                     0.13%        0.13%     0.13%
TOTAL ANNUAL OPERATING EXPENSES(3)                 0.78%        1.13%     0.53%


(1) No sales charge is imposed for purchases of $1 million or more.
(2) On purchases of $1 million or more, a contingent deferred sales charge ("CDSC") of 1.00% of the redemption amount may apply to Class A Shares redeemed within 12 months of the purchase.
(3) The Adviser has agreed to waive its fee and to reimburse the fund until October 31, 2006 to the extent its total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 0.90% of net assets of Class A Shares, 1.25% of net assets of Class C Shares and 0.65% of net assets of Class I Shares.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the fund and then redeem all of your Shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                      Class A        Class C       Class I
                                 ---------------------------------------------
1 YEAR Assuming redemption             $278            $216          $54
1 YEAR Assuming no redemption          $278            $116          $54
3 YEARS                                $445            $360         $171

5 YEARS                                $626            $625         $298

10 YEARS                              $1,153          $1,383        $669

                                HIGH INCOME FUND
(CLOSED TO NEW INVESTORS)

PRINCIPAL OBJECTIVES

The fund seeks a high level of income by investing in below investment grade bonds (commonly referred to as "junk bonds"). The fund seeks capital growth as a secondary objective when consistent with the fund's primary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, Regions Morgan Keegan Select High Income Fund ("High Income Fund") seeks to achieve its objectives by investing a majority of its assets in below investment grade debt securities (bonds that are rated BB or below by an NRSRO, and that are deemed to be speculative as to the issuer's ability to make payments of principal and interest when due) that the Adviser believes offer attractive yield and capital appreciation potential. However, the fund may invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the fund's objectives with such investments. All securities purchased by the fund will be rated, at the time of investment, at least CCC by at least one NRSRO including, but not limited to, S&P and Moody's or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the fund and its shareholders. Up to 100% of the fund's total assets may consist of debt securities that are rated below investment grade and their unrated equivalents (deemed by the Adviser to be of comparable quality). Types of debt securities include, but are not limited to, bonds, debentures, notes, mortgage-backed and asset-backed securities, convertible debt securities of domestic and foreign corporations, and municipal and foreign government obligations. The fund may invest up to 20% of its assets in foreign debt and equity securities. Equity securities include common stock, preferred stock and convertible preferred securities.

In managing the fund's portfolio, the Adviser focuses on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser invests in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves - generally less than 10%) and to maintain a relatively stable average effective portfolio maturity. The policy of the fund under normal circumstances is to keep the portfolio's average effective maturity between 3 and 15 years. The Adviser sells securities that it believes no longer offer potentially better yield or total return than other available securities.

For liquidity and flexibility, the fund may invest in investment grade, short-term securities. In unusual market conditions, the fund may invest more assets in these securities temporarily as a defensive tactic. To the extent the fund uses this strategy, it may not achieve its investment objectives.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's Shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to effectively implement the investment strategies of the fund.

The fund's investment performance is subject to a variety of risks, such as:

     o BELOW INVESTMENT GRADE BOND RISK. The fund invests primarily in below investment grade bonds. These bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its Shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider such bonds to be speculative in nature.

     o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond prices typically decline if the issuer's credit quality deteriorates. The ability of the issuers of the securities held by the fund to meet their obligations might be affected by economic developments in a specific industry, state or region. Interest rate risk is the risk that interest rates will rise and the prices of bonds will fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer term bond when interest rates rise. A broad-based market drop may also cause a bond's price to fall.

     o ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK; PREPAYMENT RISK There is the risk that the principal on asset- or mortgage-backed securities may be partially or fully prepaid at any time, which will reduce the yield and market value. During periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. The fund will be subject to reinvesting in securities with lower yields as a result.

     o INVESTMENT GRADE BOND RISK. Bonds that are rated in the top four credit categories by at least one NRSRO at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; ratings are no guarantee of quality. The credit quality of these bonds can decline which would normally cause the prices of these bonds to decline.

     o FOREIGN ISSUER RISK. Foreign investments involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the fund's performance to fluctuate more than if it held only U.S. securities.

     o EQUITY SECURITY RISK. Because the fund may invest in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SELECTION RISK. This means that the particular bonds that are selected for the fund may underperform the market or other funds with similar objectives.

PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by comparing the fund's performance with a broad measure of market performance.

Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the periods shown. The fund began investment operations on March 22, 1999.

Past performance (before and after taxes) is not an indication of future performance.

ANNUAL TOTAL RETURNS
(CALENDAR YEARS 2000-2004)

The following bar chart illustrates the annual total returns for the fund's Class A Shares. The returns for Class C and Class I Shares of the fund differ from the Class A returns shown in the bar chart to the extent their respective expenses and consequently their total returns differ. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

        PERFORMANCE BAR CHART
        YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
        FOR CLASS A SHARES

        [OBJECT OMITTED]

        2000    2001    2002    2003    2004
        17.06%  17.71%  11.20%  14.88%  16.08%

                                 CALENDAR YEAR

Year-to-date performance as of September 30, 2005:    6.03%

Class A Shares highest quarterly return
during years shown:                                   6.26% March 31, 2001

Class A Shares lowest quarterly return
during years shown:                                   0.95%  December 31, 2002

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below shows how the average annual total returns (adjusted to reflect maximum applicable sales charges) for the fund's Shares (before and after taxes) compare to those of the Lehman Brothers Ba High Yield Index. The Lehman Brothers Ba High Yield Index is a broad-based unmanaged index of Ba fixed rate, non-investment grade debt. All bonds included in the High Yield Index must be dollar-denominated, nonconvertible, have at least one year remaining to maturity, and an outstanding par value of at least $150 million. The table also shows the Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                                           1 YEAR    INCEPTION
 -------------------------------------------------------------------------------
 Class A Shares Return Before Taxes                        13.18        13.86
 (with a 2.50% sales charge)
 Class A Shares Return After Taxes on Distributions         8.56         8.80
 Class A Shares  Return  After Taxes on  Distributions      8.46         8.69
   and Sales of Fund Shares
 Class C Shares Return Before Taxes                        14.35        13.81
   (with applicable CDSC)
 Class I Shares Return Before Taxes                        16.36        14.65
 Lehman Brothers Ba High Yield Index(1)                     9.61         7.50

(1) Index returns do not reflect any deduction for fees, expenses or taxes.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE, CALL 800-564-2188. MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold Shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
(EXPENSES PAID DIRECTLY FROM YOUR INVESTMENT)     Class A     Class C    Class I
--------------------------------------------------------------------------------
Maximum sales charge (Load)                       2.50%(1)    None       None
  (as a percentage of offering price)
Maximum CDSC  (Load)                              None (2)    1.00%      None
Maximum sales charge (Load) imposed on            None        None       None
  reinvested dividends and other distributions
Redemption fee (as a percentage of amount         None        None       None
  redeemed)
Exchange fee                                      None        None       None
Maximum Account fee                               None        None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)     Class A     Class C    Class I
--------------------------------------------------------------------------------
Investment Advisory fee                           0.75%       0.75%      0.75%
12b-1 distribution fee                            0.00%       0.50%      0.00%
12b-1 shareholder service fee                     0.25%       0.25%      0.00%
Other expenses                                    0.10%       0.10%      0.10%
TOTAL ANNUAL OPERATING EXPENSES(3)                1.10%       1.60%      0.85%

(1) No sales charge is imposed for purchases of $1 million or more.
(2) On purchases of $1 million or more, a CDSC of 1.00% of the redemption amount may apply to Class A Shares redeemed within 12 months of purchase.
(3) The Adviser has agreed to waive its fee and to reimburse the fund until October 31, 2006 to the extent its total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 1.25% of net assets of Class A Shares, 1.75% of net assets of Class C Shares and 1.00% of net assets of Class I Shares.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the fund and then redeem all of your Shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                    Class A       Class C        Class I
                                 -------------------------------------------
1 YEAR Assuming redemption           $360           $263           $87
1 YEAR Assuming no redemption        $360           $163           $87
3 YEARS                              $592           $507          $272

5 YEARS                              $843           $874          $473

10 YEARS                            $1,564         $1,910        $1,055


Morgan Keegan & Company, Inc. ("Morgan Keegan"), the Fund's distributor, no longer offers Shares of the fund to new investors. Any shareholder that owned the fund in an existing account as of November 1, 2005 may purchase additional shares in their account. Morgan Keegan reserves the right to reject any purchase order. The Fund reserves its right to change this policy at any time.

HOW TO BUY SHARES

OPENING AN ACCOUNT

A Morgan Keegan financial adviser or Regions Morgan Keegan Trust Administrator can assist you with all phases of your investment when buying Shares of the funds.

MINIMUM INITIAL INVESTMENT FOR CLASS A AND CLASS C SHARES:

o    $1,000

o $250 for Individual Retirement Accounts ("IRAs") and if you are an officer, director, employee or retired employee of Regions Financial Corporation, or its affiliates, or if you establish a $50 monthly minimum addition to your account through the funds' Systematic Investment Program

MINIMUM SUBSEQUENT INVESTMENT FOR FUND SHARES:

o    $50 for any account

Initial and subsequent investments in an IRA established on behalf of a non-working spouse of a shareholder who has an IRA invested in the fund require a minimum amount of only $250. In addition, once you have established an account, the minimum amount for subsequent investments will be waived if an investment in an IRA or similar plan is the maximum amount permitted under the Internal Revenue Code of 1986, as amended (the "Code").

In special circumstances, these minimums may be waived or lowered at the Funds' discretion. Keep in mind that Investment Professionals may charge you fees for their services in connection with your Share transaction. There is no minimum initial investment for Class I Shares. However, Class I Shares are available only to a limited group of investors. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, like wrap accounts, you may be eligible to purchase Class I Shares. If you are investing through a retirement plan or other special program, follow the instructions in your program materials.

CHOOSING A SHARE CLASS

Each fund offers three share classes and each class has its own expense structure.

Your investment plans will determine which class is most suitable for you. For example, if you are investing a substantial amount OR if you plan to hold your Shares for a long period, Class A Shares may make the most sense for you. If you are investing for less than five years, you may want to consider Class C Shares.

Class I Shares are available only to a limited group of investors at the discretion of the funds. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, like wrap accounts, you may be eligible to purchase Class I Shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your Morgan Keegan financial adviser or Regions Morgan Keegan Trust Administrator can help you choose the share class that makes the most sense for you.

CLASS COMPARISON

CLASS A -- FRONT LOAD

o Initial sales charge of 1.50% for the Short Term Bond Fund, 2.00% for the Intermediate Bond Fund and 2.50% for the High Income Fund (in each case, as a percentage of offering price which includes the sales load); see schedule below.
o Lower sales charges for larger investments of $50,000 or more; no sales charge for purchases of $1 million or more.
o Lower annual expenses than Class C Shares due to lower distribution (12b-1) fee of 0.25% for the Short Term Bond Fund, Intermediate Bond Fund and High Income Fund.
o "Right of accumulation" allows you to determine the applicable sales load on a purchase by including the value of your existing Morgan Keegan investments as part of your current investment.
o "Letter of intent" allows you to count all investments in this or other Regions Morgan Keegan Select funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

The following tables list the sales charges, which will be applied to your Class A Share purchase, subject to the breakpoint discounts indicated.

--------------------------------------------------------------------------------
                    SHORT TERM BOND FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------

                                       As a % of                  As a % of
Your Investment                     Offering Price           Net Amount Invested
Up to $49,999                           1.50%                       1.52%
$50,000 to $99,999                      1.25%                       1.27%
$100,000 to $249,999                    1.00%                       1.01%
$250,000 to $499,999                    0.75%                       0.76%
$500,000 to $999,999                    0.50%                       0.50%
$1 million or more                      0.00%(1)                    0.00%(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          INTERMEDIATE BOND FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------

                                      As a % of                   As a % of
Your Investment                    Offering Price            Net Amount Invested
Up to $49,999                          2.00%                        2.04%
$50,000 to $99,999                     1.75%                        1.78%
$100,000 to $249,999                   1.50%                        1.52%
$250,000 to $499,999                   1.00%                        1.01%
$500,000 to $999,999                   0.75%                        0.76%
$1 million or more                     0.00%(1)                     0.00%(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             HIGH INCOME FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------
                                      As a % of                   As a % of
Your Investment                    Offering Price            Net Amount Invested
Up to $49,999                           2.50%                       2.56%
$50,000 to $99,999                      2.25%                       2.30%
$100,000 to $249,999                    1.75%                       1.78%
$250,000 to $499,999                    1.25%                       1.27%
$500,000 to $999,999                    1.00%                       1.01%
$1 million or more                      0.00%(1)                    0.00%(1)
--------------------------------------------------------------------------------

(1) You can purchase $1 million or more of Class A Shares without a sales charge. However, if you purchase Shares of that amount, they will be subject to a contingent deferred sales charge if you redeem within 12 months of the date of purchase. The contingent deferred sales charge on redemptions of Shares is 1% of the lesser of the purchase price of the Shares or their net asset value at the time of redemption. In the event of a partial redemption, the contingent deferred sales charge will be applied to the oldest Shares held first. The distributor may pay a dealer concession and/or service fee for purchases of $1 million or more.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the funds are indicated in the table above. You or your investment professional must notify the funds' Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your investment professional or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ("Qualifying Accounts"). Qualifying Accounts mean those Share accounts in the funds held directly or through an investment professional or through a single-participant retirement account by you, your spouse, and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers
(SSNs) or broker identification numbers (BINs).

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your investment professional or the Transfer Agent certain information on your new account form and may be required to provide account statements regarding Qualifying Accounts. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on the funds' website free of charge, the funds do not disclose this information separately on the website.

CLASS C -- LEVEL LOAD

o    No initial sales charge.
o Contingent deferred sales charge of 1% of the lesser of the purchase price of the Shares or their net asset value at the time of redemption, payable by you if you sell Shares within one year of purchase. In the event of a partial redemption, the contingent deferred sales charge will be applied to the oldest Shares held first.
o Annual distribution (12b-1) fee of 0.25% for the Short Term Bond Fund, 0.60% for the Intermediate Bond Fund and 0.75% for the High Income Fund.

CLASS I -- NO LOAD

o    No sales charges of any kind.
o No distribution (12b-1) fees; annual expenses are lower than other share classes.
o Available only to certain retirement accounts, advisory accounts of the investment manager and broker special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (contact your Morgan Keegan financial adviser or Regions Morgan Keegan Trust Administrator for information).

TO ADD TO AN ACCOUNT

THROUGH MORGAN KEEGAN. You may purchase Shares of a fund by contacting your Morgan Keegan Financial Adviser or by calling Morgan Keegan at 800-222-8866. You may also visit our website at www.morgankeegan.com to locate the Morgan Keegan branch nearest you. New investors must complete Morgan Keegan's New Account Form and return it along with a check for your initial investment payable to "Morgan Keegan" to your Financial Adviser or to Morgan Keegan at Fifty North Front Street, Memphis, TN 38103. Please indicate the Fund, Share class, the account number, and the dollar value or number, if any, of Shares on your check. You can avoid future inconvenience by signing up now for any services you might later use, including the Systematic Investment Program.

                          MORGAN KEEGAN & COMPANY, INC.
                          Morgan Keegan Tower
                          Fifty North Front Street
                          Memphis, Tennessee 38103

                         Call toll-free:  800-222-8866
                         (8:30 a.m. - 4:30 p.m., business days, Central Time)

                         Members New York Stock Exchange, SIPC

                         www.morgankeegan.com
                         --------------------

THROUGH REGIONS MORGAN KEEGAN TRUST. Trust customers may purchase Shares of a Fund through their local Trust Administrator or by calling Regions Morgan Keegan Trust at 877-757-7424.

SYSTEMATIC INVESTMENT PROGRAM ("SIP"). Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the appropriate SIP forms by contacting your Morgan Keegan financial adviser or Morgan Keegan at 800-366-7426 or your Regions Morgan Keegan Trust Administrator. The minimum investment amount for SIPs is $50. Investments are automatic once this is in place.

POLICIES FOR BUYING SHARES

ANTI-MONEY LAUNDERING LAWS. If we are unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may open your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your Shares at the next calculated net asset value ("NAV"), as permitted by applicable law.

TIMING OF REQUESTS. Your purchase order must be received by your Morgan Keegan Financial Adviser or Trust Administrator by the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time, 3:00 p.m. Central time) to be executed the same day, at that day's closing share price. Orders received after the closing of the NYSE will be executed the following day, at that day's closing share price.

SHORT-TERM TRADING. The funds attempt to deter short-term trading that may be disruptive to the efficient management of the funds. The funds may consider several factors when evaluating shareholder trading activity, including, but not limited to: (1) dollar amount of the transaction; (2) volume of the transaction;
(3) frequency of trading; (4) developing trading patterns of the shareholder; and (5) any other factors deemed pertinent by fund management.

The Board of Directors of Morgan Keegan Select Fund, Inc. has approved policies and procedures intended to discourage excessive short-term trading of the funds' Shares. These policies provide that, when, in the sole discretion of fund management, short-term trading would have a detrimental effect on the efficient management of a fund, the funds may refuse a transaction by any person, group or commonly controlled account. The funds will promptly notify the shareholder of a determination to reject a purchase request. The fund reserves the right to restrict future purchases of fund Shares.

There can be no assurance that the funds will be effective in limiting short-term trading in all cases. If the funds are unable to deter this type of trading, it may adversely affect the performance of the funds by requiring the funds to maintain larger amounts of cash or cash equivalents than the Adviser might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.

The fund seeks to apply these restrictions on short-term trading to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the funds anticipate that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

HOW TO REDEEM SHARES

TO SELL SOME OR ALL OF YOUR SHARES

You may redeem Class A Shares, Class C Shares and Class I Shares by calling or writing to Morgan Keegan or Regions Morgan Keegan Trust, as appropriate.

BY MAIL. To redeem Shares by mail, written requests must be received in proper form and can be made through Morgan Keegan or Regions Morgan Keegan Trust, as appropriate. The redemption request should include the shareholder's name, Fund name and class of Shares, account number and the Share or dollar amount to be redeemed. It is the responsibility of the service provider to promptly submit redemption requests to the Fund. You may redeem some or all of your Shares by sending a letter of instruction to your Financial Adviser or Morgan Keegan at Fifty North Front Street, Memphis, Tennessee 38103. Trust customers should send a letter of instruction to your local Trust Administrator or to Regions Morgan Keegan Trust at 417 North 20th Street, Birmingham, Alabama 35203.

BY TELEPHONE. Telephone redemption instructions must be received before the close of the NYSE (normally 4:00 p.m. Eastern time, 3:00 p.m. Central Time) for a funds' Shares to be redeemed that day. Orders for redemptions received after this time on any business day will be executed at the close of the next business day. As long as the transaction does not require a written request as described in the Policies for Selling Shares, you may sell shares by calling your Morgan Keegan Financial Adviser or Morgan Keegan at 800-222-8866. Trust customers should call their local Trust Administrator or Regions Morgan Keegan Trust at 877-757-7424. A check will be mailed to you on the following business day.

BY EXCHANGE. Please read the applicable prospectus carefully for the fund into which you are exchanging before you request an exchange. To request an exchange, call or write to Morgan Keegan or Regions Morgan Keegan Trust, as appropriate. Call your Morgan Keegan Financial Adviser or Morgan Keegan at 800-222-8866 or mail your written exchange instructions to Morgan Keegan at Fifty North Front Street, Memphis, Tennessee 38103. Trust customers should call their local Trust Administrator or Regions Morgan Keegan Trust at 877-757-7424 or mail your written exchange instructions to Regions Morgan Keegan Trust, 417 North 20th Street, Birmingham, Alabama 35203.

BY  SYSTEMATIC  WITHDRAWAL.  This  plan is  designated  for  retirees  and other investors who want regular withdrawals from a fund account. You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Please contact your Investment Professional for the appropriate forms to complete. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares that are subject to a sales charge while redeeming Shares using this program.

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS. Please submit instructions in writing when any of the following apply:

o    You are selling more than $100,000 worth of Shares of a fund
o    The name or address on the account has changed within the last 30 days
o You want the proceeds to go to a name or address not on the account registration
o You are transferring Shares to an account with a different registration or share class
o You are selling Shares held in a corporate or fiduciary account; for these accounts additional documents are required:

     Corporate Accounts: certified copy of a corporate resolution
     Fiduciary Accounts: copy of power of attorney or other governing document

To protect your account against fraud, all written requests must bear signature guarantees. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

TIMING OF REQUESTS. All requests received by Morgan Keegan before the close of the NYSE (normally 4:00 p.m. Eastern time, 3:00 Central time) will be executed the same day, at that day's closing price. Requests received after the close of the NYSE will be executed the following day, at that day's closing share price.

SELLING RECENTLY PURCHASED SHARES. If you sell Shares before the payment for those Shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase date. Any delay would occur only when it cannot be determined that payment has cleared.

HOW TO EXCHANGE SHARES

EXCHANGE PRIVILEGE

You may exchanges Shares of the funds for Shares of any series of Morgan Keegan Select Fund, Inc. or any series of Regions Morgan Keegan Select Funds without a sales charge. Your new fund Shares will be the same class as your current Shares. Any CDSCs will continue to be calculated from the date of your initial investment. You should obtain a prospectus from your Morgan Keegan financial adviser or your Regions Morgan Keegan Trust Administrator for any fund you wish to exchange into. Please read the applicable prospectus carefully before you request an exchange.

To exchange Shares, you must:

o    meet any minimum initial investment requirements; and
o    receive a prospectus for the fund into which you wish to exchange.

Please read the applicable prospectus carefully before you request an exchange. Shareholders contemplating exchanges into the funds should consult their tax advisers since the tax advantages of each fund may vary. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

TO REQUEST AN EXCHANGE

Call or write to Morgan Keegan or Regions Morgan Keegan Trust, as appropriate. Call your Morgan Keegan Financial Adviser or Morgan Keegan at 800-222-8866 or mail your written exchange instructions to Morgan Keegan at Fifty North Front Street, Memphis, Tennessee 38103. Trust customers should call their local Trust Administrator or Regions Morgan Keegan Trust at 877-757-7424 or mail your written exchange instructions to your local Trust Administrator or to Regions Morgan Keegan Trust, 417 North 20th Street, Birmingham, Alabama 35203.

POLICIES FOR EXCHANGING SHARES

TIMING OF REQUESTS. Telephone exchange instructions must be received by before 3:00 p.m. (Central Time) for all funds' Shares to be exchanged that day. Orders for exchanges received after these times on any business day will be executed at the close of the next business day.

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS AND SIGNATURE GUARANTEES. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration

FREQUENT   EXCHANGES.   Because  frequent  exchanges  can  interfere  with  fund
management and drive up costs for all shareholders, the funds limit each account, or group of accounts under common ownership or control, to six exchanges per calendar year. If you exceed that number of exchanges, your account may be restricted from further exchanges. The funds may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request. The funds will provide 60 days' prior written notice before materially amending, suspending or eliminating exchange privileges.

ACCOUNT POLICIES

BUSINESS HOURS. You can purchase, redeem or exchange Shares of the funds any day the NYSE is open (generally Monday through Friday). Representatives of the funds are available normally from 8:30 a.m. to 4:30 p.m. Central time on these days. Purchases and redemptions by wire will not be available on days the Federal Reserve wire system is closed. Please refer to the Statement of Additional Information for a listing of days when the NYSE is open.

CALCULATING SHARE PRICE. The offering price of a share is its net asset value plus a sales charge, if applicable. Each fund calculates the NAV of its Shares every day the NYSE is open for business, as of the close of the customary trading session (usually 4:00 p.m. Eastern time), or any earlier NYSE closing time that day, by subtracting the liabilities from the total assets attributable to Shares and dividing the result by the number of Shares outstanding. Please refer to the Statement of Additional Information for a listing of days when the NYSE is closed.

Securities for which the primary market is on an exchange (domestic or foreign) and securities included within the NASDAQ market shall be valued at the sales price on such exchange or market on the day of valuation or, if there was no sale on such day, at the last-quoted bid price.

The Short Term Bond Fund, Intermediate Bond Fund and High Income Fund normally obtain market values for their portfolio securities from an independent pricing service or from the use of an internal matrix system that derives value based on comparable securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, or original cost plus accrued interest, both of which approximate market value. When the funds believe that a market quote does not reflect a security's true value, the funds may substitute for the market quote a fair value estimate made according to methods approved by the Board of Directors. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities could change on days when you can't buy or sell fund Shares.

When price quotations for certain securities are not readily available or if the available quotations are not believed to be reflective of market value, those securities shall be valued at "fair value" as determined in good faith by the Adviser's Valuation Committee. Such determinations shall be made in accordance with procedures approved by the Funds' Board. The Funds may use the fair value of a security to calculate their NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing services is inaccurate.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of "fair valued" portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

TELEPHONE   REQUESTS.   When  you  open  an  account  with  Morgan  Keegan,  you
automatically receive telephone privileges, allowing you to place orders for your account by telephone. Your financial adviser can also use these privileges to request exchanges and redemptions of fund Shares in your account. Morgan Keegan may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

Unauthorized telephone requests are rare; however, as long as Morgan Keegan takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests.

CONFIRMATIONS AND ACCOUNT STATEMENTS.

MORGAN KEEGAN. Morgan Keegan customers will receive confirmation of purchases, redemptions, and exchanges. In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends, and capital gains paid. You have the duty to examine all statements, confirmations, and other reports or notices upon receipt from Morgan Keegan and report any errors or unauthorized trading to Morgan Keegan's Customer Service Department within the time limits specified in the client agreement on the New Account Form.

REGIONS  MORGAN KEEGAN TRUST.  Regions  Morgan Keegan Trust  customers will also receive confirmation of purchases, redemptions and exchanges except for systematic program transactions. In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gains paid. You have the duty to examine all statements, confirmations, and other reports or notices upon receipt from Regions Morgan Keegan Trust and report any errors or unauthorized trading by calling 877-757-7424.

DIVIDENDS AND CAPITAL GAINS

Dividends are declared and paid to shareholders invested in a Fund on the record date. In addition, each Fund pays any capital gains at least annually, if applicable. Your dividends and capital gains distributions will be automatically reinvested in additional Shares, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before a Fund declares a dividend or capital gain. Contact your Investment Professional or the Fund for information concerning when dividends and capital gains will be paid.

Dividends are declared and paid according to the following schedule:

                                                  DIVIDENDS DECLARED
                                                        AND PAID
                                             ----------------------------
     SHORT TERM BOND FUND                            DAILY/MONTHLY
     --------------------------------------------------------------------
     INTERMEDIATE BOND FUND                          DAILY/MONTHLY
     --------------------------------------------------------------------
     HIGH INCOME FUND                                DAILY/MONTHLY
     --------------------------------------------------------------------

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, a fund may redeem Shares in your account and pay you the proceeds if your account balance falls below the required minimum initial investment due to exchanges and redemptions. Before Shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional Shares to meet the minimum. If you do not take action within 30 days, Morgan Keegan may sell your Shares and mail the proceeds to you at the address of record.

REINSTATING RECENTLY SOLD SHARES. For 120 days after you sell Class A Shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into Class A Shares of the same or another Morgan Keegan Fund at net asset value, without payment of a sales charge. It is your responsibility to inform Morgan Keegan that your purchase is a reinstatement qualifying for this treatment.

SHARE CERTIFICATES. The funds do not issue share certificates.

DISTRIBUTION OF FUND SHARES

Morgan Keegan serves as the distributor for Shares of the funds. Morgan Keegan, a wholly owned subsidiary of Regions Financial Corporation (NYSE: RF) and an affiliate of the Adviser, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. Morgan Keegan provides personalized investment services to its clients through more than 200 offices in 18 states.

Morgan Keegan may offer certain items of nominal value from time to time to any shareholder or investor in connection with the sale of Fund Shares. The Distributor may select brokers, dealers and administrators (including depository or other institutions such as commercial banks and savings associations) to provide distribution and/or administrative services for which they will receive fees from the Distributor based upon Shares owned by their clients or customers. These services include general marketing services such as distributing prospectuses and other information, providing account assistance, and communicating or facilitating purchases and redemptions of the Funds' Shares.

RULE 12B-1 PLAN

Each fund has adopted a plan under Rule 12b-1 that allows it to pay Morgan Keegan distribution fees for the sale and distribution of the Class A and C Shares and for shareholder servicing of those classes. Morgan Keegan bears costs including, but not limited to, printing and distributing prospectuses to investors, preparing and distributing sales literature and compensation of its employees involved in the sales of Shares. Because Rule 12b-1 fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MANAGEMENT OF THE FUNDS

The Board of Directors governs Morgan Keegan Select Fund, Inc. and oversees Morgan Asset Management, Inc. (the "Adviser").

FUNDS' INVESTMENT ADVISER

The Adviser serves as the investment adviser to the funds. Pursuant to the funds' advisory agreements, the Adviser is responsible for the investment management of the funds, including making investment decisions and placing orders to buy, sell or hold a particular security. The Short Term Bond Fund pays the Adviser an advisory fee equal to an annual rate of 0.35% of its average daily net assets. The Intermediate Bond Fund pays the Adviser an advisory fee equal to an annual rate of 0.40% of its average daily net assets and the High Income Fund pays the Adviser an advisory fee equal to an annual rate of 0.75% of its average daily net assets. A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement related to the Short Term Bond Fund is available in the funds' Annual Report to Shareholders for the fiscal year ended June 30, 2005.

Founded in 1986, the Adviser is an indirect wholly owned subsidiary of Regions Financial Corporation (NYSE: RF), a publicly held financial holding company that provides retail and commercial banking, securities brokerage, mortgage, and insurance products and services. The Adviser also serves as investment adviser to Regions Morgan Keegan Select Funds, a separately registered investment company consisting of seventeen open-end funds; RMK Advantage Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RMA; RMK High Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RMH; RMK Strategic Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RSF and Regions Morgan Keegan Trust. As of September 30, 2005, the Adviser has more than $13 billion in total assets under management. The Adviser's principal offices are located at 417 North 20th Street, Birmingham, AL 35203.

PORTFOLIO MANAGERS

The  Adviser  has  several  portfolio   managers  committed  to  the  day-to-day
management of the funds. The following table identifies each fund's portfolio manager(s):

--------------------------------------------------------------------------------
                                      PORTFOLIO MANAGER(S)
--------------------------------------------------------------------------------
Short Term Bond Fund                  James C. Kelsoe and David H. Tannehill
--------------------------------------------------------------------------------
Intermediate Bond Fund                James C. Kelsoe
--------------------------------------------------------------------------------
High Income Fund                      James C. Kelsoe
--------------------------------------------------------------------------------

JAMES C. KELSOE, CFA - Mr. Kelsoe has been a portfolio manager with the Adviser for at least the past five years. Mr. Kelsoe serves as manager of Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, and as co-portfolio manager of Regions Morgan Keegan Short Term Bond Fund, each a series of Morgan Keegan Select Fund, Inc. He also serves as portfolio manager of RMK High Income Fund, Inc., RMK Strategic Income Fund, Inc., RMK Advantage Income Fund, Inc., closed-end investment companies traded on the NYSE. Mr. Kelsoe is currently a senior portfolio manager for the Adviser, where he is responsible for over $3 billion in assets under management and serves as a member of the Adviser's strategy group which oversees over $13 billion in assets. Mr. Kelsoe has been with the Adviser since 1991. He received a B.S. in Finance from the University of Alabama in 1986. He is a Chartered Financial Analyst.

DAVID H. TANNEHILL, CFA - Mr. Tannehill serves as co-portfolio manager of Regions Morgan Keegan Select Short Term Bond Fund. Mr. Tannehill is a Portfolio Manager for the Adviser. From 2001 to 2004, Mr. Tannehill was a Portfolio Manager for Commerce Capital Management, Inc. where he was responsible for managing over $200 million in individual, individual trust, and endowment accounts. Mr. Tannehill has eight years prior experience with Morgan Keegan & Company, Inc. in investment research of both equity and fixed income securities. Mr. Tannehill earned a BBA in 1983 and an MBA in 1984 from the University of Mississippi. He is a Chartered Financial Analyst.

The funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of securities in the funds.

TRANSFER AGENT. Morgan Keegan is the funds' transfer agent and receives a fee for services.

OTHER INFORMATION

Please note that the funds maintain additional policies and reserve certain rights, including:

Fund shares may not be held in, or transferred to, an account with any firm other than Morgan Keegan or Regions Morgan Keegan Trust.

Class A Shares may be acquired without a sales charge if the purchase is made through a Morgan Keegan financial adviser who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission, if the following conditions are met: (1) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (2) within 90 days of the purchase of the fund's Shares, the purchaser redeemed Shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a CDSC upon redeeming Shares in such funds; and (3) the aggregate amount of the fund's Shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds, noted in (2) above, from the Shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. In addition, Class A Shares may be acquired without a sales charge if a purchase is made with the proceeds of a redemption of other mutual fund Shares, provided that the purchaser paid a sales charge in connection with purchasing or redeeming these Shares and further provided that the purchase of the Class A Shares of the fund is made within 30 days of that redemption.

The funds may vary their initial or additional investment levels in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

At any time, the funds may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its Shares or refuse a purchase order. Additionally, in accordance with applicable law, the funds may suspend the right of redemption.

To permit investors to obtain the current price, dealers are responsible for transmitting all orders to Morgan Keegan promptly.

Dealers may impose a transaction fee on the purchase or sale of Shares by shareholders.

PRIVACY POLICY NOTICE

The Regions Morgan Keegan Funds, their distributor (Morgan Keegan & Company, Inc.) and their agents (referred to as the "Funds," "we" or "us") recognize that consumers (referred to as "you" or "your") expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds' policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

INFORMATION THE FUNDS COLLECT

The Funds collect nonpublic personal information about you from the following sources:

o We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds' website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.
o We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

o We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

INFORMATION SHARING POLICY

The Funds may share the nonpublic personal information about you, as described above, with financial or nonfinancial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

o We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.
o We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.
o We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker-dealer or other financial intermediary through whom you purchased the Funds' products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer's account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds' use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

INFORMATION SECURITY

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers' privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.Each of the following sections explains an aspect of the Funds' commitment to protecting your personal information and respecting your privacy.

EMPLOYEE ACCESS TO INFORMATION

All of the Funds' employees must adhere to the Funds' policy on confidentiality. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee's or agent's need to know the information in order to service a customer's account or comply with legal requirements.

VISITING THE FUNDS' WEBSITE

     o The Funds' website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently.

          This information is used to improve the content and level of service we provide to our clients and shareholders.
     o    Information or data entered into a website will be retained.
     o Where registration to a website or re-entering personal information on a website is required, "cookies" are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don't have to resubmit personal information. Cookies provide faster access into the website.
     o We may also collect non-personally identifiable Internet Protocol ("IP") addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-MAIL

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer's request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as Social Security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 1-877-757-7424.

SURVEYS/AGGREGATE DATA

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds' planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

CHANGES TO OUR PRIVACY STATEMENT

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

PROXY VOTING POLICIES AND PROCEDURES

The funds vote proxies related to portfolio securities according to a set of policies and procedures approved by the Board of Directors. A description of the policies and procedures may be obtained, without charge, by calling 800-564-2188 or by visiting the SEC's website at www.sec.gov. You may also view the proxy voting activity for each fund by visiting the funds' website at www.rmkfunds.com.

PORTFOLIO HOLDINGS INFORMATION

A description of the funds' policies and procedures with respect to disclosure of its portfolio securities is available in the funds' Statement of Additional Information.

TAX CONSIDERATIONS

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS. In general, any dividends and distributions of the excess of net short-term capital gain over net long-term capital loss you receive from a fund are taxable as ordinary income, except that a fund's dividends attributable to "qualified dividend income" (I.E., dividends received on stock of U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions), the amount of which is not expected to be substantial for either fund, generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the Shares on which the fund dividends were paid. Distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gains, which also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009. This is true no matter how long you have owned your Shares and whether you reinvest your distributions or take them in cash.

Every year, your fund will send you information detailing the amounts of dividends and net capital gain distributed to you for the previous year.

The sale (redemption) of fund Shares is a taxable event and may produce a gain or loss. For tax purposes, an exchange is treated the same as a sale. Any capital gain an individual shareholder recognizes on a redemption or exchange through December 31, 2008, of his or her fund Shares that have been held for more than one year will qualify for the 15% maximum rate. Short-term capital gains continue to be taxed at the ordinary income rate.

Unless your investment is in a tax-deferred account, you may want to avoid:

o Investing a large amount in a fund shortly before a capital gain distribution or dividend payment date, because when the fund makes the distribution or payment, you will receive some of your investment back as \ a taxable distribution, or
o Selling Shares of a fund at a loss for tax purposes and reinvesting in Shares of that fund within 30 days before or after that sale, because such a transaction is considered a "wash sale," and you will not be allowed to deduct all or part of the tax loss.

Your investment in the funds could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING. By law, the funds must withhold 28% of distributions and redemption proceeds otherwise payable to you if you have not provided complete, correct taxpayer identification information and 28% of your distributions if you are otherwise subject to backup withholding.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the funds' financial performance for the periods shown. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rates that a shareholder would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and other distributions).

The information for Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund for the years ended June 30, 2005, June 30, 2004, June 30, 2003 and June 30, 2002 was audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the funds' financial statements, is included in the funds' Annual Report to Shareholders for the fiscal year ended June 30, 2005. KPMG LLP was the independent registered public accountants for these funds for the year ended June 30, 2001.

The Regions Morgan Keegan Select Short Term Bond Fund commenced investment operations on February 18, 2005. On that date, the fund merged with LEADER Short Term Bond Fund, a series of LEADER Mutual Funds, and assumed that portfolio's operating history and performance record. In connection with this merger, the fund succeeded to the financial history of its predecessor fund. The financial information in the tables below has been derived from the predecessor fund's financial statements. The financial statements for the fiscal period ended June 30, 2005 and the year ended August 31, 2004 were audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the fund's financial statements, is included in the funds' Annual Report to Shareholders for the fiscal period ended June 30, 2005. KPMG LLP was the predecessor fund's independent registered public accounting firm for the years and for the fiscal period ended August 31, 2003, August 31, 2002 and August 31, 2001. Class C Shares of the fund commenced investment operations on November 1, 2005 and therefore do not have financial information to report. This information should be read in conjunction with the financial statements contained in the predecessor fund's Annual Report that are incorporated by reference into the Statement of Additional Information and is available upon request.

Annual Reports may be obtained without charge by calling 800-564-2188.

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                                   INVESTMENT ACTIVITIES                   LESS DISTRIBUTIONS
                                          ---------------------------------------  ------------------------------------
                                                            NET REALIZED
                                    NET ASSET              AND UNREALIZED   TOTAL     DIVIDENDS
                                      VALUE,      NET           GAINS       FROM       FROM NET   DISTRIBUTIONS   TOTAL
                                    BEGINNING  INVESTMENT  (LOSSES) FROM  INVESTMENT  INVESTMENT  FROM CAPITAL   DISTRI-
                                    OF PERIOD    INCOME     INVESTMENTS   ACTIVITIES    INCOME        GAINS      BUTIONS
-------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
CLASS A SHARES
Period Ended June 30, 2005*......    $10.24       0.31        (0.19)         0.12        (0.32)         --        (0.32)
Year Ended August 31, 2004.......    $10.22       0.29         0.02          0.31        (0.29)         --        (0.29)
Year Ended August 31, 2003.......    $ 9.94       0.36         0.28          0.64        (0.36)         --        (0.36)
Year Ended August 31, 2002.......    $10.11       0.39        (0.17)         0.22        (0.39)         --(3)     (0.39)
Period Ended August 31, 2001 (7).    $10.00       0.21         0.11          0.32        (0.21)         --        (0.21)

SHORT TERM BOND FUND
CLASS I SHARES
Period Ended June 30, 2005*......    $10.25       0.34        (0.20)         0.14        (0.35)         --        (0.35)
Year Ended August 31, 2004.......    $10.22       0.32         0.03          0.35        (0.32)         --        (0.32)
Year Ended August 31, 2003.......    $ 9.94       0.39         0.28          0.67        (0.39)         --        (0.39)
Year Ended August 31, 2002.......    $10.12       0.41        (0.18)         0.23        (0.41)         --(3)     (0.41)
Period Ended August 31, 2001 (8).    $10.00       0.30         0.12          0.42        (0.30)         --        (0.30)
-------------------------------------------------------------------------------------------------------------------------

     *     The Fund changed its fiscal year from August 31 to June 30.

     (1) Based on net asset value, which does not reflect the sales charge, if applicable.

     (2) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

     (3)   Amount less than $.005.

     (4)   Annualized.

     (5)   Not Annualized.

     (6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

     (7)   From the commencement of investment operations on March 8, 2001.

     (8)   From the commencement of investment operations on January 5, 2001.

     (See Accompanying Notes to the Financial Statements)

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                                      RATIO TO AVERAGE NET ASSETS      SUPPLEMENTAL DATA
                                                    --------------------------------  ---------------------
                                                                                        NET
                                    NET                                               ASSETS,
                                   ASSET                NET                EXPENSE    END OF
                                   VALUE,             INVEST-              WAIVER/    PERIOD    PORTFOLIO
                                   END OF    TOTAL     MENT       NET     REIMBURSE-  (000'S    TURNOVER
                                   PERIOD  RETURN(1)  INCOME   EXPENSES    MENT(2)    OMITTED)  RATE(6)
----------------------------------------------------------------------------------------------------------
LEADER SHORT TERM BOND FUND
CLASS A SHARES
Period Ended June 30, 2005*....... $ 10.04  1.21%(5)  3.65%(4)  1.08%(4)   0.23%(4)   $ 5,097      26%
Year Ended August 31, 2004........ $ 10.24  3.02%     2.76%     1.14%      0.23%      $ 7,396      92%
Year Ended August 31, 2003........ $ 10.22  6.57%     3.48%     1.19%      0.28%      $ 4,136      37%
Year Ended August 31, 2002........ $  9.94  2.22%     3.77%     1.27%      0.40%      $   969      20%
Period Ended August 31, 2001 (7).. $ 10.11  3.19%(5)  4.11%(4)  1.31%(4)   0.71%(4)   $    70      22%

LEADER SHORT TERM BOND FUND
CLASS I SHARES
Period Ended June 30, 2005*....... $ 10.04  1.35%(5)  3.97%(4)  0.81%(4)   0.39%(4)   $66,896      26%
Year Ended August 31, 2004........ $ 10.25  3.44%     3.07%     0.84%      0.54%      $62,281      92%
Year Ended August 31, 2003........ $ 10.22  6.86%     3.84%     0.90%      0.60%      $40,957      37%
Year Ended August 31, 2002........ $  9.94  2.30%     4.05%     0.98%      0.69%      $28,151      20%
Period Ended August 31, 2001 (8).. $ 10.12  4.26%(5)  4.50%(4)  0.96%(4)   0.87%(4)   $17,890      22%
----------------------------------------------------------------------------------------------------------

     *     The Fund changed its fiscal year from August 31 to June 30.

     (1) Based on net asset value, which does not reflect the sales charge, if applicable.

     (2) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

     (3)   Amount less than $.005.

     (4)   Annualized.

     (5)   Not Annualized.

     (6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

     (7)   From the commencement of investment operations on March 8, 2001.

     (8)   From the commencement of investment operations on January 5, 2001.

     (See Accompanying Notes to the Financial Statements)

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                                     INVESTMENT ACTIVITIES                   LESS DISTRIBUTIONS
                                            ---------------------------------------  ------------------------------------
                                                           NET REALIZED
                                   NET ASSET              AND UNREALIZED   TOTAL     DIVIDENDS
                                     VALUE,      NET           GAINS       FROM       FROM NET   DISTRIBUTIONS   TOTAL
                                   BEGINNING  INVESTMENT  (LOSSES) FROM  INVESTMENT  INVESTMENT  FROM CAPITAL   DISTRI-
                                   OF PERIOD    INCOME     INVESTMENTS   ACTIVITIES    INCOME        GAINS      BUTIONS
-------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
CLASS A SHARES
  Year Ended June 30, 2005....      $10.03      0.70        (0.11)         0.59        (0.69)           --      (0.69)
  Year Ended June 30, 2004....      $10.39      0.74        (0.28)         0.46        (0.80)         (0.02)    (0.82)
  Year Ended June 30, 2003....      $10.17      0.76         0.21          0.97        (0.75)           --      (0.75)
  Year Ended June 30, 2002....      $10.21      0.96          --           0.96        (0.94)         (0.06)    (1.00)
  Year Ended June 30, 2001....      $ 9.74      0.78         0.47          1.25        (0.78)           --      (0.78)

INTERMEDIATE BOND FUND
CLASS C SHARES
Year Ended June 30, 2005......      $10.03      0.67        (0.12)         0.55        (0.66)           --      (0.66)
Year Ended June 30, 2004......      $10.38      0.71        (0.27)         0.44        (0.77)         (0.02)    (0.79)
Year Ended June 30, 2003......      $10.17      0.73         0.20          0.93        (0.72)           --      (0.72)
Year Ended June 30, 2002......      $10.21      0.93          --           0.93        (0.91)         (0.06)    (0.97)
Year Ended June 30, 2001......      $ 9.74      0.74         0.47          1.21        (0.74)           --      (0.74)

INTERMEDIATE BOND FUND
CLASS I SHARES
Year Ended June 30, 2005......      $10.04      0.73        (0.12)         0.61        (0.72)           --      (0.72)
Year Ended June 30, 2004......      $10.39      0.77        (0.27)         0.50        (0.83)         (0.02)    (0.85)
Year Ended June 30, 2003......      $10.17      0.79         0.21          1.00        (0.78)           --      (0.78)
Year Ended June 30, 2002......      $10.21      0.99          --           0.99        (0.97)         (0.06)    (1.03)
Year Ended June 30, 2001......      $ 9.74      0.80         0.47          1.27        (0.80)           --      (0.80)
-------------------------------------------------------------------------------------------------------------------------

(1) Based on net asset value, which does not reflect the sales charge, if applicable.

(2) Portfolio  turnover rate is calculated on the basis of the Fund as a whole without  distinguishing  between classes of shares issued.

(3) 0.91%,  1.25%, and 0.66% before expense  reimbursement and fee waiver from Adviser for classes A, C, and I, respectively,  for the year ended June 30, 2002, 1.12%,  1.47%, and 0.88% before expense  reimbursement and fee waiver from Adviser for classes A, C, and I, respectively, for the year ended June 30, 2001.

(See Accompanying Notes to the Financial Statements)

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                                          RATIO TO
                                                          AVERAGE
                                                          NET ASSETS       SUPPLEMENTAL DATA
                                                      -----------------   -------------------
                                                                             NET
                                    NET                                    ASSETS,
                                   ASSET                NET                END OF
                                   VALUE,             INVEST-              PERIOD    PORTFOLIO
                                   END OF    TOTAL     MENT       NET      (000'S    TURNOVER
                                   PERIOD  RETURN(1)  INCOME   EXPENSES    OMITTED)  RATE(2)
-----------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
CLASS A SHARES
  Year Ended June 30, 2005....    $   9.93   6.05%    6.84%     0.78%      $191,439     49%
  Year Ended June 30, 2004....    $  10.03   4.68%    7.30%     0.81%      $ 98,194     47%
  Year Ended June 30, 2003....    $  10.39   9.99%    7.38%     0.85%      $ 82,786     38%
  Year Ended June 30, 2002....    $  10.17   9.61%    9.55%     0.89%(3)   $ 54,496     37%
  Year Ended June 30, 2001....    $  10.21  13.16%    7.73%     0.89%(3)   $ 12,375     60%

INTERMEDIATE BOND FUND
CLASS C SHARES
Year Ended June 30, 2005......    $   9.92   5.58%    6.49%     1.13%      $174,382    49%
Year Ended June 30, 2004......    $  10.03   4.42%    6.95%     1.16%      $107,801    47%
Year Ended June 30, 2003......    $  10.38   9.40%    7.03%     1.20%      $ 84,554    38%
Year Ended June 30, 2002......    $  10.17   9.34%    9.20%     1.23%(3)   $ 31,788    37%
Year Ended June 30, 2001......    $  10.21  12.76%    7.54%     1.23%(3)   $  9,396    60%

INTERMEDIATE BOND FUND
CLASS I SHARES
Year Ended June 30, 2005......    $   9.93   6.21%    7.09%     0.53%      $118,180    49%
Year Ended June 30, 2004......    $  10.04   5.04%    7.55%     0.56%      $ 44,489    47%
Year Ended June 30, 2003......    $  10.39  10.15%    7.63%     0.60%      $ 33,348    38%
Year Ended June 30, 2002......    $  10.17   9.99%    9.80%     0.64%(3)   $ 20,289    37%
Year Ended June 30, 2001......    $  10.21  13.43%    7.90%     0.63%(3)   $ 10,105    60%
-----------------------------------------------------------------------------------------------

(1) Based on net asset value, which does not reflect the sales charge, if applicable.

(2) Portfolio  turnover rate is calculated on the basis of the Fund as a whole without distinguishing  between classes of shares issued.

(3) 0.91%,  1.25%, and 0.66% before expense  reimbursement and fee waiver from Adviser for classes
    A, C, and I, respectively,  for the year ended June 30, 2002, 1.12%,  1.47%, and 0.88% before expense  reimbursement and fee waiver from Adviser for classes A, C, and I, respectively, for the year ended June 30, 2001.

(See Accompanying Notes to the Financial Statements)

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:



                                                   INVESTMENT ACTIVITIES                   LESS DISTRIBUTIONS:
                                          ---------------------------------------  --------------------------------------
                                                            NET REALIZED
                                    NET ASSET              AND UNREALIZED   TOTAL     DIVIDENDS
                                      VALUE,      NET           GAINS       FROM       FROM NET   DISTRIBUTIONS   TOTAL
                                    BEGINNING  INVESTMENT  (LOSSES) FROM  INVESTMENT  INVESTMENT  FROM CAPITAL   DISTRI-
                                    OF PERIOD    INCOME     INVESTMENTS   ACTIVITIES    INCOME        GAINS      BUTIONS
-------------------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND
CLASS A SHARES
Year Ended June 30, 2005......      $ 10.53      1.27       (0.03)         1.24        (1.21)         (0.14)    (1.35)
Year Ended June 30, 2004......      $ 10.55      1.09        0.30          1.39        (1.11)         (0.30)    (1.41)
Year Ended June 30, 2003......      $ 10.47      1.21        0.04          1.25        (1.14)         (0.03)    (1.17)
Year Ended June 30, 2002......      $ 10.56      1.42       (0.07)         1.35        (1.33)         (0.11)    (1.44)
Year Ended June 30, 2001......      $  9.98      1.30        0.58          1.88        (1.30)           --      (1.30)

HIGH INCOME FUND
CLASS C SHARES
Year Ended June 30, 2005......      $ 10.54      1.22       (0.04)         1.18        (1.16)         (0.14)    (1.30)
Year Ended June 30, 2004......      $ 10.55      1.04        0.31          1.35        (1.06)         (0.30)    (1.36)
Year Ended June 30, 2003......      $ 10.47      1.16        0.04          1.20        (1.09)         (0.03)    (1.12)
Year Ended June 30, 2002......      $ 10.56      1.37       (0.07)         1.30        (1.28)         (0.11)    (1.39)
Year Ended June 30, 2001......      $  9.98      1.25        0.58          1.83        (1.25)           --      (1.25)

HIGH INCOME FUND
CLASS I SHARES
Year Ended June 30, 2005......      $ 10.54      1.30       (0.04)         1.26        (1.24)         (0.14)    (1.38)
Year Ended June 30, 2004......      $ 10.55      1.11        0.31          1.42        (1.13)         (0.30)    (1.43)
Year Ended June 30, 2003......      $ 10.47      1.24        0.04          1.28        (1.17)         (0.03)    (1.20)
Year Ended June 30, 2002......      $ 10.56      1.45       (0.07)         1.38        (1.36)         (0.11)    (1.47)
Year Ended June 30, 2001......      $  9.98      1.32        0.58          1.90        (1.32)           --      (1.32)
-------------------------------------------------------------------------------------------------------------------------

(1) Based on net asset value, which does not reflect the sales charge, if applicable.

(2) Portfolio  turnover rate is calculated on the basis of the Fund as a whole without  distinguishing  between classes of shares issued.

(3) 1.24%,  1.74%, and 1.00% before expense  reimbursement and fee waiver from Adviser for Classes A, C, and I, respectively, for the year ended June 30, 2001.

(See Accompanying Notes to the Financial Statements)

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                                            RATIO TO
                                                            AVERAGE
                                                           NET ASSETS         SUPPLEMENTAL DATA
                                                        -----------------   ----------------------
                                                                                 NET
                                       NET                                     ASSETS,
                                      ASSET                NET                 END OF
                                      VALUE,             INVEST-               PERIOD    PORTFOLIO
                                      END OF    TOTAL     MENT       NET       (000'S    TURNOVER
                                      PERIOD  RETURN(1)  INCOME   EXPENSES     OMITTED)  RATE(2)
---------------------------------------------------------------------------------------------------
HIGH INCOME FUND
CLASS A SHARES
Year Ended June 30, 2005......      $ 10.42   12.32%    12.15%    1.10%       $504,372     86%
Year Ended June 30, 2004......      $ 10.53   14.05%    10.23%    1.11%       $391,100     79%
Year Ended June 30, 2003......      $ 10.55   12.72%    10.99%    1.13%       $298,816     67%
Year Ended June 30, 2002......      $ 10.47   13.57%    13.52%    1.15%       $135,195     33%
Year Ended June 30, 2001......      $ 10.56   19.88%    12.86%    1.19%(3)    $ 28,874     38%

HIGH INCOME FUND
CLASS C SHARES
Year Ended June 30, 2005......      $ 10.42   11.65%    11.65%    1.60%       $276,194     86%
Year Ended June 30, 2004......      $ 10.54   13.59%     9.73%    1.61%       $219,313     79%
Year Ended June 30, 2003......      $ 10.55   12.16%    10.48%    1.64%       $173,290     67%
Year Ended June 30, 2002......      $ 10.47   13.01%    13.03%    1.64%       $ 74,954     33%
Year Ended June 30, 2001......      $ 10.56   19.30%    12.36%    1.69%(3)    $ 15,759     38%

HIGH INCOME FUND
CLASS I SHARES
Year Ended June 30, 2005......      $ 10.42   12.48%    12.40%    0.85%       $333,164     86%
Year Ended June 30, 2004......      $ 10.54   14.44%    10.48%    0.86%       $209,361     79%
Year Ended June 30, 2003......      $ 10.55   13.00%    11.24%    0.88%       $110,695     67%
Year Ended June 30, 2002......      $ 10.47   13.85%    13.76%    0.91%       $ 51,073     33%
Year Ended June 30, 2001......      $ 10.56   20.18%    13.18%    0.95%(3)    $ 17,414     38%
---------------------------------------------------------------------------------------------------

(1) Based on net asset value, which does not reflect the sales charge, if applicable.

(2) Portfolio  turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(3) 1.24%,  1.74%, and 1.00% before expense  reimbursement and fee waiver from Adviser for
    Classes A, C, and I, respectively, for the year ended June 30, 2001.

(See Accompanying Notes to the Financial Statements)


[BORDER GRAPHIC -
[REGIONS MORGAN KEEGAN SELECT FUNDS]

FOR ADDITIONAL INFORMATION

A Statement of Additional Information ("SAI"), dated November 1, 2005, containing further information about the funds has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated by reference in this prospectus.

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance.

Free copies of the annual and semi-annual reports and SAI may be obtained:

     o From your Morgan Keegan financial adviser or Regions Morgan Keegan Trust Administrator;

     o    By calling Morgan Keegan at 800-564-2188;

     o    By writing to Morgan Keegan at the address noted below; or

     o    By accessing the Edgar Database on the SEC's website at www.sec.gov.

Information about the funds (including shareholder reports and the SAI) also can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain copies of this information, after you pay a duplicating fee, by e-mail request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Call 202-942-8090 for information on the Public Reference Room's operations and copying fees.

All shareholder inquiries can be made by contacting Morgan Keegan at the address listed below:

                          Morgan Keegan & Company, Inc.
                              50 North Front Street
                                Memphis, TN 38103
                                  800-366-7426

                              www.morgankeegan.com






                    [LOGO Regions Morgan Keegan Select Funds]

                   Investment Company Act File No. 811-09079.